Exhibit 10.5

SIDE LETTER

March 13, 2024

Reference is made to that certain Letter Agreement by and among the Company, Sponsor, the Insiders and Sunergy, dated as of October 22, 2021 (as amended on April 19, 2023 and January 24, 2024, the “Letter Agreement”). Capitalized terms not defined in this Agreement shall have the meanings set forth in the Letter Agreement. Reference is also made to that certain Business Combination Agreement (as the same may be amended, supplemented or modified, the “BCA”), dated as of April 19, 2023, by and among the Company, ESGEN OpCo, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, the sellers set forth on the signature pages thereto, Sunergy, Sponsor, and Timothy Bridgewater, an individual, in his capacity as the Sellers Representative thereunder, as amended by that certain Amendment No. 1 to Business Combination Agreement, dated as of January 24, 2024.

For good and valuable consideration, the undersigned each agree that (a) the share surrender, forfeiture and cancellation referenced in Section 21(a) and 21(d) of the Letter Agreement and Section 2.01(b)(i) of the BCA shall be of no force or effect with regards to 778,381 of the Sponsor Forfeited Shares (the “Uncancelled Sponsor Forfeited Shares”), and such Uncancelled Sponsor Forfeited Shares shall (i) immediately following the Domestication (as defined in the BCA) and the conversion of the SPAC Class A Shares to SPAC Class A Common Stock (as contemplated by Section 2.01(c) of the BCA), automatically, and without further action on the part of the Sponsor, be surrendered and forfeited, for no consideration and as a contribution to the capital of SPAC, and (ii) following forfeiture by the Sponsor, not be cancelled and instead be retained in the treasury of the Company to be reissued at or following the Closing at the sole discretion of the Company, and (b) Section 5 of the Letter Agreement shall be of no force and effect with regards to the Uncancelled Sponsor Forfeited Shares and such Uncancelled Sponsor Forfeited Shares shall bear no legends.

[Signature Pages Follow]

ESGEN ACQUISITION CORPORATION

By:	/s/ Andrea Bernatova
Name:	Andrea Bernatova
Title:	Chief Executive Officer

ESGEN LLC

By:	/s/ James P. Benson
Name:	James P. Benson
Title:	Authorized Signatory

/s/ Larry L. Helm
Larry L. Helm

/s/ Mark M. Jacobs
Mark M. Jacobs

/s/. Sanjay Bishnoi
Sanjay Bishnoi

SUNERGY RENEWABLES, LLC

By:	/s/ Timothy Bridgewater
Name:	Timothy Bridgewater
Title:	Chief Executive Officer and Chief Financial Officer

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

Clay Davis

/s/ Clay Davis

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

Kenny Feng

/s/ Kenny Feng

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

Michael & Kelly Handel

/s/ Michael Handel
Michael Handel

/s/ Kelly Handel
Kelly Handel

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

Ike Claypool

/s/ Ike Claypool

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

David Rosenfield

/s/ David Rosenfield

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

Hundy Holdings LLC

By:	Ryan Omohundro

/s/ Ryan Omohundro
Title: Managing Member

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

Wise Family Holdings, LP

By:	Scott Wise

/s/ Scott Wise
Title: General Partner

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

Donlin Financial LLC

By:	Paul Donlin

/s/ Paul Donlin
Title: Managing Member

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

Kris Van Norman

/s/ Kris Van Norman

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

Gerald W. Schlief

/s/ Gerald W. Schlief

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

Dennis Rainosek

/s/ Dennis Rainosek

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

Scott Crist

/s/ Scott Crist

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

JJN Investments No. 2, LP

By:	Johnny Duncan

/s/ Johnny Duncan
Title:	President

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

Wade Hampton Partners, LP

By: Gregory Reid

/s/ Gregory Reid

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

Stacie Ferguson Exempt Trust

By:	Stacie Ferguson

/s/ Stacie Ferguson
Title: Trustee

[Signature Page to Side Letter]

Acknowledged and agreed

as of the date hereof:

Southpaw Interests LLC

By:	David King Revocable Living Trust

By:	David King

/s/ David King
Title:	David King, Trustee David King Revocable Living Trust Managing Member

[Signature Page to Side Letter]